UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-12

HIGHPOWER INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHPOWER INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Highpower International, Inc., a Delaware corporation (the “Company”), to be held on November 17, 2013 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors to serve for one-year terms ending at the 2014 annual meeting of stockholders;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on October 8, 2013 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 2, 2013 is enclosed with this notice. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 17, 2013.  The 2013 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2012 are also available at https://materials.proxyvote.com/43113X.

FOR THE BOARD OF DIRECTORS

/s/ Henry Sun
Henry Sun, Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: October 15, 2013

Shenzhen, China

HIGHPOWER INTERNATIONAL, INC.

PROXY STATEMENT

For Annual Meeting to be Held on

November 17, 2013, 10:00 a.m., China Standard Time

The enclosed proxy is solicited by the Board of Directors of Highpower International, Inc. (“we,” “us,” the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held on November 17, 2012 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is October 18, 2013.

The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of five directors to the Board of Directors to serve one-year terms ending at the 2014 annual meeting of stockholders; (2) ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (3) the approval, on an advisory basis, of the compensation of our named executive officers; (4) to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and (5) to transact such other business as may properly come before the meeting or any adjournments thereof.

Annual Report

Our annual report to stockholders for the year ended December 31, 2012 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy card and is not to be considered a part of the proxy soliciting material.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on October 8, 2013 (“the Record Date”) will be entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. There were 13,732,106 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting.  If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the appropriate instructions described below:

Stockholder of Record: Shares Registered in Your Name – If you are a stockholder of record, you may vote in person at the Annual Meeting or you may vote by mail by completing, signing, dating and returning the accompanying proxy card in the prepaid envelope provided. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization. Stockholders of record may vote in person by attending the Annual Meeting and completing a ballot distributed at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent – Stockholders who hold their shares beneficially in “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and you attend the Annual Meeting, you may vote in person at the Annual Meeting only if you bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

We are not aware of any matter to be presented at the Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your common stock or act on those matters according to their best judgment, including adjournment of the Annual Meeting.

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How the Board Recommends that You Vote

The Board of Directors recommends the following votes:

(1)	“FOR” the election of the five (5) nominees for director named herein;

(2)	“FOR” the ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

(3)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

(4)	For the approval, on an advisory basis, of a THREE YEAR advisory vote on the compensation of our named executive officers.

Counting of Votes

Your shares will be voted in accordance with the instructions you indicate on your duly executed and returned proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

(1)	“FOR” the election of the five (5) nominees for director named herein;

(2)	“FOR” the ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

(3)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

(4)	For the approval, on an advisory basis, of a THREE YEAR advisory vote on the compensation of our named executive officers.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of Broadridge Financial Solutions, Inc. and our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

A "broker non-vote" occurs on a matter when a broker does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Brokers that hold shares of common stock in a “street name” for customers that are the beneficial owners of those shares generally have discretionary authority to vote on routine matters without specific instructions from their customers. However, brokers generally do not have discretionary voting power (i.e. they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Abstentions and broker non-votes will count toward the presence of a quorum. Refer to each proposal for a discussion of the effect of abstentions and broker non-votes on the results of each proposal.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to it is voted by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company.  The Company will solicit stockholders by mail. The Company may, in a limited number of circumstances, use the services of its officers and regularly engaged employees to solicit proxies, personally or by telephone, without additional compensation. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of the common stock of the Company.

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Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that it will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors or any of their associates has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has five authorized members on its Board of Directors. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors.

Upon recommendation of the Nominating Committee, the Board of Directors has nominated Dang Yu Pan, Wen Liang Li, Xinhai Li, T. Joseph Fisher, III, and Ping Li as nominees for election as directors. If elected, each nominee will serve as a director until our Annual Meeting of Stockholders in 2014 or until his or her successor is elected and qualified.

Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for election of these five nominees. Each of the nominees currently serves on the Board of Directors and each has advised the Company of his or her willingness to serve as a member of the Company’s Board of Directors if elected. If, however, any of these nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, your proxy will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

Vote Required

You may vote in favor or withhold your vote as to any or all of the nominees. If a quorum exists at the Annual Meeting, the affirmative vote of a plurality of the votes of the shares present or in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each of the nominees for director. There is no cumulative voting for the Board of Directors. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Broker non-votes will not be counted and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the reappointment of Marcum Bernstein & Pinchuk LLP (“MBP”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The Company appointed MBP as its independent registered public accounting firm on September 30, 2011 to replace Dominic K.F. Chan & Co. (“DKFC”), who the Company dismissed as its independent registered public accounting firm on September 30, 2011. DKFC had served as the Company’s auditor since November 2007 and had audited the Company’s financial statements for the years ended December 31, 2010 and 2009. MBP audited the Company’s financial statements for the years ended December 31, 2012 and 2011.

The decision to change accountants was approved and ratified by the Company’s Audit Committee and Board of Directors. The reports of DKFC on the financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. Additionally, during the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While DKFC was engaged by the Company, there were no disagreements with DKFC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of DKFC would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009.

During the Company’s fiscal years ended December 31, 2010 and 2009 and through September 30, 2011, neither the Company, nor anyone acting on its behalf, consulted with MBP regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that MBP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

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As required by Instruction 2 to Item 304 of Regulation S-K, the Company has provided DKFC and MBP with a copy of the disclosures contained in this Proxy Statement with respect to the Company’s change of independent registered public accounting firm and has given DKFC and MBP the opportunity to present their respective views with respect to any incorrect or incomplete disclosures made by the Company. Neither DKFC nor MBP submitted a statement to the Company regarding any disagreement with the disclosures provided herein.

The Company anticipates that a representative of MBP will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

The stockholders are being requested to ratify the reappointment of MBP at the Annual Meeting. We are not required to obtain stockholder ratification of the reappointment of our independent auditors, and our Audit Committee and Board of Directors retain the authority and discretion to change independent auditors at any time.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2012 and 2011

The following table presents professional audit service fees, including reimbursements for expenses and related fees billed for other services rendered by our former auditor, DKFC, who reviewed the Company’s quarterly financial statements for the quarters ended March 31 and June 30, 2011. The table also includes the professional audit service fees and all the audit-related expenses rendered by MBP, who reviewed the Company’s Form 10-Q for the quarter ended September 30, 2011 and audited the annual financial statements for the years ended December 31, 2011 and 2012:

	Year Ended December 31,
	2012	2011
Audit Fees (1)	$198,123	$112,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$198,123	$112,000

(1)	These were fees for professional services performed by our former auditor DKFC and current auditor MBP for the review of quarterly financial reports and audits of annual financial statements in 2011 and 2012.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NASDAQ Stock Market Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm, MBP, and the performance of the Company’s internal controls and of MBP.

The Audit Committee has reviewed and discussed with the Company’s management and internal finance staff and MBP, with and without management present, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2012 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with MBP the results of the independent auditors’ examinations and the judgments concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including the Statement on Auditing Standards No. 61, as amended). In addition, the Audit Committee has received from MBP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding MBP’s communications with the Audit Committee concerning independence, and has discussed with MBP their independence from the Company and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to MBP during the year.

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Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Respectfully submitted,

Xinhai Li
Ping Li
T. Joseph Fisher, III

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of MBP as Highpower’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of MBP as our independent registered public accounting firm. Abstentions will have the same effect as votes cast against this proposal. Broker non-votes are not expected because brokers and other nominees that do not receive instructions are entitled to vote on this matter. However, should a broker non-vote occur, it will not be counted as a vote cast and will have no effect on the result of the vote (i.e. it will be neither a vote “for” nor “against” the proposal).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to align the interests of executive officers with those of our stockholders by tying long-term incentive compensation to financial performance and ultimately to the creation of stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

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The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The affirmative vote of a majority of all votes cast at the Annual Meeting is required for advisory approval of this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the this proposal. Brokers are not authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will not be deemed votes cast and will have no effect on the vote outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. Brokers are not authorized to vote without instructions on this proposal. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board’s determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE YEAR (3-YEAR) FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our current directors and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement:

Name	Age	Position
Dang Yu Pan	45	Chairman of the Board and Chief Executive Officer, and director nominee
Wen Liang Li	48	Vice President, Chief Technology Officer, Director, and director nominee
Xinhai Li (1)(2)(3)	50	Director and director nominee
T. Joseph Fisher, III (1)(2)(3)	61	Director and director nominee
Ping Li (1)	48	Director and director nominee

(1) Member of the Audit Committee (Ping Li, Chair).

(2) Member of Compensation Committee (Xinhai Li, Chair)

(3) Member of the Nominating Committee (T. Joseph Fisher, III, Chair)

Dang Yu Pan has been the Chairman of the Board and Chief Executive officer of the Company and Hong Kong Highpower Technology Co., Ltd., a wholly-owned subsidiary of the Company (“HKHT”) since November 2007 and July 2003, respectively. Mr. Pan is the founder of Shenzhen Highpower Technology Co., Ltd., a wholly owned subsidiary of HKHT (“SZ Highpower”), and has served as the Chairman of the Board and Chief Executive Officer of SZ Highpower since October 2002. Mr. Pan has served as a director of HKHT’s wholly owned subsidiary, Icon Energy System Co., Ltd. (“ICON”), since February 2011; as a director and Chief Executive Officer of HKHT’s wholly owned subsidiary, Springpower Technology (Shenzhen) Co., Ltd. (“SZ Springpower”), since June 2008; and as a director of SZ Highpower’s wholly-owned subsidiary, Huizhou Highpower Technology Co., Ltd. (“HZ HTC”), since March 2012. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou HaoPeng Technology Co., Ltd. From January 1997 to July 2000, Mr. Pan was the Vice General Manager of Nanhai Shida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the HuangPu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990. We believe Mr. Pan’s qualifications to sit on our Board include his extensive understanding of our business, our products and the battery industry that he has acquired over his 16 years working in the battery industry, including over 10 years as an officer and director of as a director of Shenzhen Highpower.

Wen Liang Li has been a director of the Company since November 2007 and a director of HKHT since July 2003. Since January 2003, Mr. Li. has served as a director and as Vice General Manager and Chief Technology Officer of SZ Highpower. Mr. Li has served as a director SZ Springpower since June 2008, as a director of HZ HTC since March 2012 and as a director of SZ Highpower’s 60%-owned subsidiary, Ganzhou Highpower Technology Co., Ltd (“GZ Highpower”), since September 2010. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991. We believe that Mr. Li’s 22 years of work experience in the battery industry, including 10 years as an officer and director of SZ Highpower, well qualify Mr. Li to serve on our Board.

Xinhai Li has served as a director of the Company since January 2008. Sine August 1990, Mr. Li has served as a director and professor at the China Central South University Metallurgical Science and Engineering School in China. Mr. Li received a PhD in Physical Chemistry of Metallurgy from China Central South University in August 1990.  We believe that Mr. Li’s qualifications to sit on our Board include his extensive understanding of our business and his understanding of U.S. GAAP and financial statements.

T. Joseph Fisher, III has served as a director of the Company since April 2011. He has served as the CEO and President of Valence Technology, Inc. (OTCBB: VLNCQ) since November 2012. Mr. Fisher has served as a director of Valence since July 2012. Prior to joining Valence, Mr. Fisher was the CEO and President of Contour Energy Systems, a power company specializing in the commercialization of customizable battery technologies, from February 2008 to January 2012. Since May 2007, he has served as president of JCF International, LLC, an advisory and consulting firm for portable power companies. Prior to joining Contour, Mr. Fisher was employed for 30 years at Energizer Battery, where he had held numerous senior management positions including Vice President – Global Rechargeable Battery Business Unit from April 2001 to May 2007, Vice President and General Manager – Energizer Power Systems, Vice President – Business Development, General Manager – Miniature Batteries, as well as holding several international management assignments in Europe, Argentina and South Africa. He also worked for Xerox, General Electric and Union Carbide earlier in his career. Mr. Fisher received a B.S. in Industrial Management from the University of Cincinnati and an MBA from the West Virginia College of Graduate Studies, now a part of Marshall University. We believe that Mr. Fisher’s qualifications to sit on our Board include his extensive understanding of our business and over 30 years of experience in the battery industry, as well as his knowledge of U.S. GAAP and financial statements.

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Ping Li has served as a director of the Company since January 2008. Since November 2008, Mr. Li has served as Director at Intel Capital, focusing on Intel’s investment activities in China. From July 2003 to October 2008, Mr. Li served as the Managing Director of Investment at ChinaVest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania. We believe that Mr. Li’s qualifications to sit on our Board include his knowledge of the capital markets and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP and financial statements.

Information Concerning Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of the Company’s Board of Directors.

Name	Age	Position
Wen Wei Ma	43	Vice President of Manufacturing
Henry Sun	41	Chief Financial Officer and Corporate Secretary
Bin Ran	43	Vice President of Strategy and Human Resources
Wen Jia Xiao	36	Vice President of Quality Control

Wen Wei Ma has served as the Company’s Vice President of Manufacturing since November 2007 and as a director of HKHT since July 2003. Mr. Ma has served as a director and as a Vice General Manager of Manufacturing of SZ Highpower since October 2002. Mr. Ma received a diploma in chymic analysis from the Guangzhou Trade School of Light Industry in China in 1989.

Henry Sun has served as the Chief Financial Officer of the Company since January 2011. Mr. Sun joined the Company in November 2010 as the President’s Assistant. Prior to joining the Company, Mr. Sun was the Chief Financial Officer of Zoomlion Concrete Machinery Company from November 2009 to October 2010. From November 2008 to September 2009, Mr. Sun served as the Finance Director of Yasheng Group USA (OTCBB: YHGG). From December 2006 to November 2008, he was the senior finance manager of Cepheid, Inc. (NASDAQ: CPHD). From October 2003 to September 2006, he was a financial consultant at Merrill Lynch. Mr. Sun received a BSEE degree from Beijing University of Post and Telecommunications, and a master degree from the Thunderbird School of Global Management.

Bin Ran joined Highpower in June 2010 as General Manager of Human Resources and was appointed Vice President of Strategy and Human Resources in March 2011. From April 2004 to April 2010, he worked for Shenzhen Joint Financial Group Co., Ltd, serving in positions at various of its portfolio companies, including General Manager of several companies such as Shenzhen Cbhandsun Management Consulting Co., Ltd., Guangzhou Cbhandsun Management Consulting Co., Ltd., Shenzhen Flink Training Center and Singapore Flink Training Center.  From July 1998 to March 2004, he worked as a management consultant at various companies including Shenzhen Quanxi Management Consulting Company and Singapore Corey Consulting Company. He was also invited to be a visiting professor at Zhongshan University, University of Northern Virginia, Inter American University.  From 1995 to 1997, Mr. Ran worked as an Engineer of GP Batteries International Limited. Mr. Ran received a bachelor’s degree in Electrochemistry from the Sichuan Light Chemical Engineering Institute in 1993.

Wen Jia Xiao has served as Vice President of Quality Control of the Company since November 2007 and as Vice General Manager of Quality Control of SZ Highpower since October 2005. Mr. Xiao has served as a director of SZ Highpower since November 2007. From October 2002 to September 2005, Mr. Xiao served as the Minister of the Quality Control Department of SZ Highpower. Mr. Xiao received a bachelor’s degree in Check Technology and Instrument in 2000 from the China Institute of Metrology.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board of Directors has determined that each of the non-management directors, Xinhai Li, T. Joseph Fisher, III and Ping Li, is an “independent” director as defined by the listing standards of the NASDAQ Stock Market currently in effect and approved by the SEC and all applicable rules and regulations of the SEC.  All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board of Directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the Board of Director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Stock Market Rules.

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Board Committees

Audit Committee

The Audit Committee consists of Xinhai Li, T. Joseph Fisher, III and Ping Li, each of whom is an independent director. Mr. Ping Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The Audit Committee held 4 meetings during 2012. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the consolidated financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•	The appointment, replacement, compensation, and oversight of work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.

•	Reviewing and discussing with management and the independent auditor various topics and events that may have a significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.highpowertech.com.

During the four month period from September 2012 to December 2012, we paid Mr. Fisher an aggregate of $12,000 in fees to provide us with leads and prospects of potential customers, which services were unrelated to his responsibilities as a member of the board of directors or committee of the board. Mr. Fisher ceased providing such services in December 2012 and no payments have been made to Mr. Fisher since December 2012, other than payments related to his service on our board of directors and committees thereof.

We notified NASDAQ of our payment of such fees on March 20, 2013 when we discovered that our payment of such fees to Mr. Fisher as a member of the audit committee were not permitted pursuant to NASDAQ listing rules. On March 27, 2013, the Listing Qualifications department of NASDAQ notified us via letter that due to Mr. Fischer's acceptance from the Company of the $12,000 in fees unrelated to his service as a director or audit committee member, Mr. Fisher did not meet the independence criteria for audit committee members as set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act. As a result, the Listing Qualifications department of NASDAQ determined that the Company had failed to comply with NASDAQ's audit committee composition requirements set forth in Listing Rule 5605(c)(2)(A)(ii). However, NASDAQ further noted that, because Mr. Fisher is no longer receiving such fees, the matter is now closed. Mr. Fisher remains an independent director of the Company and member of the audit committee and the Company is again in compliance with the Listing Rule. We reported our receipt of the March 27, 2013 letter from NASDAQ on a current report on form 8-K filed with the Securities and Exchange Commission on March 28, 2013.

In response to this issue, we have reviewed our procedures with respect to these types of payments and plan to take the following steps to assure that no payments are made to directors in violation of NASDAQ listing rules: (a) revise our Audit Committee Charter to clarify that the Audit Committee is responsible for reviewing and approving related party transactions with both officers and directors, including any payments made to such persons either directly or indirectly, and (b) require that any payment made to independent directors, either directly or indirectly, other than standard director compensation fees, be approved by both the Company's Chief Executive Officer and Chief Financial Officer, after consultation with counsel.

Compensation Committee

The Compensation Committee consists of Xinhai Li and T. Joseph Fisher, III, each of whom is an independent director. Xinhai Li is the Chairman of the Compensation Committee. The Compensation Committee held 4 meetings during 2012. The Compensation Committee may take other individual compensation actions during the year as needed. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers, including our Chief Executive Officer, and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee conducts an annual review (in connection with the conclusion of our business planning process) of the compensation packages for each of our named executive officers. The Company does not have a general equity grant policy. In reviewing and making decisions regarding the compensation of executive officers other than the Chief Executive Officer, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of director, Chief Executive Officer or executive officer compensation. The Board of Directors has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.highpowertech.com.

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Nominating Committee

The Nominating Committee consists of Xinhai Li and T. Joseph Fisher, III, each of whom is an independent director. T. Joseph Fisher, III is the Chairman of the Nominating Committee. The Nominating Committee held 4 meetings during 2012. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Board of Directors has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.highpowertech.com.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. The Code is posted in the corporate governance section of the investor relations page of the Company’s Web site located at www.highpowertech.com, and is available in print, without charge, upon written request to the Company at Highpower International, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its Web site.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2012, the Board of Directors met 4 times, the Audit Committee met 4 times, the Compensation Committee met 4 times, and the Nominating Committee met 4 times.  Each of the current directors who was on the Board of Directors during 2012 attended at least 75% of the aggregate number of meetings held by the Board of Directors and those committees of the Board of Directors on which he served during 2012.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All directors attended our 2012 Annual Meeting of Stockholders.

Board Leadership Structure

The Company does not have a policy regarding whether the Chairman and Chief Executive Officer roles should be combined or separated. Rather, the Board retains flexibility to choose its Chairman in any way that it deems best for the Company at any given time. The Company currently has a combined Chairman and CEO position. Dang Yu Pan serves as our Chairman of the Board and Chief Executive Officer.  The Board believes that Dang Yu Pan’s in-depth knowledge of the battery industry and of the businesses and operations of the Company best equips him to lead Board meetings and focus the Board discussions on the most critical issues, as well as fostering greater communication between the Company’s management and the Board.

The Board believes that other aspects of the current leadership structure ensure effective independent Board leadership and oversight of management. For example, the independent directors meet in executive sessions without the CEO or other members of management present. Executive sessions are led by our lead independent director Mr. Ping Li. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board of Directors. The independent directors met 4 times in executive session in 2012.

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The Board’s Role in Risk Oversight

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or committee thereof, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. It is management’s responsibility to manage the day-to-day risks that we face and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company, with the oversight of certain risk areas delegated to board committees. For example, our Compensation Committee is responsible for assessing risks associated with our compensation programs and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. The Board of Directors will consist of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Stock Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, a nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Board does not maintain a formal policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (education, industry, professional, public service) of directors and prospective nominees to the Board. Our Nominating Committee and Board believe that a diverse representation on the Board fosters a healthy, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Additionally, the Nominating Committee considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Nominating Committee considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and its committees have the necessary resources to perform their respective functions effectively. The Nominating Committee also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders. The Nominating Committee will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board of Directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board of Directors in the same manner as are other possible candidates. Stockholders wishing to suggest a qualified director candidate for review and consideration by the Nominating Committee must provide a written statement to our corporate secretary that includes the following information: a statement that the proposing stockholder is recommending a candidate for consideration by the Nominating Committee; the candidate’s credentials and contact information; and the candidate’s written consent to be considered a candidate.  Such information can be sent to Highpower International, Inc., Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Corporate Secretary.

The Nominating Committee may request further information about the stockholder recommended candidate in order to comply with any applicable laws, rules or regulations or to the extent that such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.  If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating Committee and one or more members of our management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating Committee determines the proposed nominee would be a valuable addition to our Board of Directors, based on the criteria for board membership described above and our Board of Directors' specific needs at the time, it will recommend to our Board of Directors such person's nomination. In connection with its evaluation, the Nominating Committee may request additional information from the proposed nominee and/or the proposing stockholder.

Family Relationships

There are no family relationships among any of the officers and directors.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2012and 2011 of the principal executive officer and up to two other officers who compensation exceeded $100,000 during such years (our “named executive officers”).

Name and Position	Year	Salary	Bonus	Option Awards (1)	All other compensation		Total
Dang Yu Pan, CEO and	2012	$66,000	$40,000	$-	$-		$106,000
Chairman	2011	$44,000	$-	$-	$18,000	(2)	$62,000
Henry Sun (3)	2012	$75,000	$10,000	$85,299	$-		$170,299
Chief Financial Officer	2011	$75,000	$-	$50,650	$-		$125,650
Wen Liang Li	2012	$76,000	$25,000	$-	$-		$101,000
Vice President, Chief Technology Officer and Director	2011	$74,000	$23,000	$-	$-		$97,000

(1)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see Note 17 (Share Based Payment) to our consolidated financial statements included in our Annual Report on Form 10-K. for the year ended December 31, 2012.
(2)	Fees earned or paid for service as a director of the Company.
(3)	Henry Sun was appointed Chief Financial Officer and Corporate Secretary of the Company in January 2011.

Employment Agreements and Termination of Employment and Change of Control Arrangements

We do not have any employment agreements or change of control arrangements with any of our named executive officers. On January 21, 2011, the Company granted Mr. Sun ten-year options to purchase an aggregate of 250,000 shares of common stock at an exercise price of $3.55 per share. With respect to the grant, options to purchase 75,000 shares have vested, while 75,000 will vest on November 1, 2013 and 100,000 on November 1, 2014.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth the outstanding stock options for each of our named executive officers as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Henry Sun	75,000	175,000	3.55	1/11/2021

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2012 by members of board of directors. Compensation information for Dang Yu Pan and Wen Liang Li is described in the summary compensation table above.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
T. Joseph Fisher, III	36,000	-	3,839	-	-	12,000	(2)	51,839
Xin Hai Li	19,020	-	-	-	-	-		19,020
Ping Li	19,020	-	-	-	-	-		19,020

(1)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see Note 17 (Share Based Payment) to our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
(2)	Represents fees for consulting services provided to the company.

Dang Yu Pan and Wen Liang Li are management board members. While in previous years, we offered our management board members a total compensation package, which include salary, bonus and director fees, we now do not pay such directors separate fees for board membership. We now offer our management board members a compensation package consisting of salary and bonus based on benchmarks reported by Shenzhen Labor Bureau.

Effective November 1, 2013, we will pay our non-executive directors for their services at the rate of $1,000 to $2,000 per month.

Directors are eligible to receive, from time to time, grants of options to purchase shares of our common stock and other awards under our 2008 Omnibus Incentive Plan (the “Plan”).

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2012 regarding compensation plans, including any individual compensation arrangements, under which equity securities of Highpower International, Inc. are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	680,000	$2.82	1,303,000
Equity compensation plans not approved by security holders	-	-	-
Total	-	N/A	1,303,000

As of October 8, 2013, there were 1,418,000 shares available for issuance pursuant to the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth as of the Record Date certain information with respect to beneficial ownership of our common stock based on 13,732,106 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of our company;

•	Each named executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

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The number of shares of our common stock outstanding as of the Record Date excludes 565,000 shares of our common stock issuable upon the exercise of outstanding options.  Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Name and Address Of Beneficial Owner	Title	Amount and Nature of Beneficial Ownership		Percent of Class

Directors and Executive Officers
Dang Yu Pan	Chief Executive Officer and Chairman of the Board	2,932,073	(1)	21.4%

Wen Liang Li	Vice President, Chief Technology Officer and Director	2,034,770		14.8%

Henry Sun	Chief Financial Officer and Corporate Secretary	150,000	(2)	1.1%

Xinhai Li	Director	-		-

T. Joseph Fisher, III	Director	10,000	(2)	0.1%

Ping Li	Director	-		-

Officers and Directors as a Group (total of 9 persons)		6,243,740	(3)	44.8%

* Less than 0.1%

(1)	Includes 269,959 shares held by a company that is 100% owned by Mr. Pan.
(2)	Represents shares underlying options to purchase shares of the Company’s common stock exercisable within 60 days of the Record Date.
(3)	Includes 220,000 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of the Record Date.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2012, no directors, officers or owners of more than 10% failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subsidiaries of Highpower International, Inc.

Hong Kong Highpower Technology Co., Ltd. (“HKHT”), a wholly-owned subsidiary of Highpower International, Inc., and Shenzhen Highpower Technology Co., Ltd., Springpower Technology (Shenzhen) Company Ltd., Icon Energy System Co. Ltd., Huizhou Highpower Technology Limited, and Ganzhou Highpower Technology Co., Ltd., each of which are direct or indirect subsidiaries of HKHT, have interlocking executive and director positions with the Company.

Guarantee Agreements

Mr. Dang Yu Pan, our Chairman and Chief Executive Officer, has provided personal guarantees under certain of our outstanding banking facilities. The following table shows the amount outstanding on each of our bank loans as of December 31, 2012 that are guaranteed by Mr. Pan.

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Name of Bank	Amount Granted	Amount Outstanding Under Loan	Guaranteed by
Shenzhen Development Bank Co., Ltd	$22.5 million	$13.6 million	Dang Yu Pan and SZ Springpower
Industrial and Commercial Bank of China	$6.4 million	$2.3 million	Dang Yu Pan
China Resources Bank of Zhuhai	$6.4 million	$6.4 million	Dang Yu Pan
China Everbright Bank	$5.3 million	$-	Dang Yu Pan
Total:	$40.6 million	$22.3 million

Policy for Approval of Related Party Transactions

We do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2014 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 17, 2014. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2014 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting.  If notice of any such proposal is not received by the Company at its principal executive offices on or before September 3, 2014 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2014 annual meeting has been changed by more than 30 days from the date of our 2013 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2014 annual meeting.

Mailing Instructions

Proposals should be delivered to Highpower International, Inc., Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o Dang Yu Pan, Highpower International, Inc., Building A7, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, or by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will: forward the inquiry to the chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

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BY ORDER OF THE BOARD OF DIRECTORS

/s/ Henry Sun
Henry Sun, Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: October 15, 2013

Shenzhen, China

17

ANNUAL MEETING OF STOCKHOLDERS OF

HIGHPOWER INTERNATIONAL, INC.

November 17, 2013, 10:00 a.m., China Standard Time

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

â Please detach along perforated line and mail in the envelope provided. â

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

The Board of Directors recommends you vote FOR the following:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	☐	☐	☐

01 Dang Yu Pan	02 Wen Liang Li	03 T. Joseph Fisher, III	04 Xinhai Li	05 Ping Li

The Board of Directors recommends you vote FOR proposals 2. and 3.:

2. Ratify the selection of Marcum Bernstein & Pinchuk LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval on an advisory basis of named executive officer compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4. Recommendation on an advisory basis on the frequency of the advisory vote on executive compensation.	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting	YES	NO
	☐	☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

HIGHPOWER INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 17, 2013 10:00 AM China Standard Time

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Highpower International, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 15, 2013, and hereby appoints Dang Yu Pan and Wen Liang Li, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Highpower International, Inc. to be held on November 17, 2013, at 10:00 a.m., China Standard Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSALS 2 AND 3, AND “3 YEARS” ON PROPOSAL 4 AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side